                                                                   Exhibit 99.6

              CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                   PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Selkirk  Cogen  Partners,  L.P. for the quarter  ended June 30, 2002, I, John R.
Cooper,  Senior Vice  President,  Chief  Financial  Officer and Treasurer of JMC
Selkirk,  Inc., as Managing  General  Partner of Selkirk Cogen  Partners,  L.P.,
hereby certify pursuant to 18 U.S.C.ss.  1350, as adopted  pursuant  toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1)  such Quarterly Report on Form 10-Q for the quarter ended June 30,
               2002 fully  complies  with the  requirements  of section 13(a) or
               15(d) of the Securities Exchange Act of 1934; and

          (2)  the information  contained in such Quarterly  Report on Form 10-Q for the  quarter  ended June 30,  2002  fairly  presents,  in all
               faterial  respects,   the  financial  condition  and  results  of
               mperations of Selkirk Cogen Partners, L.P.

August 14, 2002                             /s/ John R. Cooper
                                            -----------------
                                            John R. Cooper
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Treasurer
                                            JMC Selkirk, Inc.